UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) SEPTEMBER 10, 2004
                                                 ------------------


                             TANGENT SOLUTIONS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       000-25213              65-0952956
          --------                       ---------              ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


                  3998 FAU BOULEVARD, BOCA RATON, FLORIDA 33431
               --------------------------------------------------
               (Address of principal executive offices; zip code)


Registrant's telephone number, including area code (561) 395-1975
                                                   --------------


               6801 POWERLINE ROAD, FORT LAUDERDALE, FLORIDA 33309
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On September 10, 2004, the Registrant's client-auditor relationship ceased with its principal accountant Sweeney Gates & Co.

          (i) Sweeney Gates & Co. ("Sweeney Gates") disengaged itself as the Registrant's principal independent accountant effective September 10, 2004.

          (ii) The Registrant engaged Sweeney Gates as the principal accountant to audit the Registrant's financial statements effective as of July 24, 2003. Since that time, Sweeney Gates has reviewed the Registrant's financial statements for the periods ended December 31, 2001 (audited), March 31, 2002 (unaudited), December 31, 2002 (audited) and March 31, 2003 (unaudited), but has not issued a report on the financial statements of the Registrant.

          (iii) The decision to change accountants was approved by the Board of Directors of the Registrant.

          (iv) During the Registrant's two most recent fiscal years and the subsequent interim periods through the date of disengagement on September 10, 2004, there were no disagreements with Sweeney Gates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

(b) No one has been engaged as the principal accountant to audit the Registrant's financial statements effective as of December 31, 2003.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

          None.

(b) Pro forma financial information.

          None.

(c) Exhibits.

          16.1 Confirming Auditors' Letter from Sweeney Gates & Co. regarding change in certifying accountant.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TANGENT SOLUTIONS, INC.

Date: December 21, 2004                     By:  /s/ Charles M. Moche
                                                 --------------------
                                                 Charles M. Moche,
                                                 Chief Financial Officer



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